                         AGREEMENT REGARDING TERMINATION
                           OF CONTRACT OF COINSURANCE



     THIS AGREEMENT, made as of the 3lst day of January, 1995, by RICHLAND PROPERTIES, INC., a Delaware corporation (the "Borrower") and RELATED MORTGAGE CORPORATION, a Delaware corporation, its successors and assigns (the "Coinsuring Lender").

                                   WITNESSETH:

     WHEREAS, the Coinsuring Lender made a mortgage loan in the original principal amount of $13,154,200.00 (the "Coinsured Mortgage Loan") to H.O. Associates, Ltd. ("H.O. Associates") to finance a multifamily rental housing project known as Highland Oaks Apartments, identified as FHA Project No. 067-36672, located in Tampa, Florida (the "Project"), which Coinsured Mortgage Loan was coinsured by the Coinsuring Lender and HUD under Section 221(d)(4), pursuant to Section 244, of the National Housing Act. The Coinsured Mortgage Loan is evidenced by a Mortgage Note dated December 13, 1990, as amended by a Modification of Mortgage Note of even date herewith (hereinafter the "Coinsured Mortgage Note") and secured by a Mortgage recorded in the Public Records of Hillsborough County, Florida on May 15, 1992 in O.R. Book 6612, Page 403, as amended by a Modification of Mortgage of even date herewith (hereinafter the "Coinsured Mortgage").

     WHEREAS, NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP, a Massachusetts limited partnership ("NYLIFE"), agreed to finance the Coinsured Mortgage Loan to the Borrower through the exchange with the Coinsuring Lender of certain GNMA-guaranteed securities now owned by NYLIFE for certain modified GNMA guaranteed securities backed by the modified Coinsured Mortgage Loan ("GNMA Guaranteed Securities") upon the execution and delivery by the Borrower to NYLIFE of a certain Amended and Restated Agreement (the "Agreement") and other instruments evidencing and securing the obligations of the Borrower under the Agreement;

     WHEREAS, NYLIFE has the right to accelerate the maturity date of the Coinsured Mortgage Note (such accelerated maturity date being the "Designated Date") under certain circumstances provided in the Agreement by giving notice to Borrower;

     WHEREAS, NYLIFE has the right to direct the Coinsuring Lender to cancel the GNMA Guaranteed Securities and terminate the contract of coinsurance;
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     WHEREAS, HUD does not permit the Coinsured Mortgage Note or the Coinsured
Mortgage to refer to NYLIFE's rights to direct the Coinsuring Lender to cancel the GNMA Guaranteed Securities and terminate the contract of coinsurance and the parties therefore intend by this Agreement Regarding Termination of Contract of Coinsurance that Borrower acknowledge and confirm directly to the Coinsuring Lender such rights of NYLIFE and powers of the Coinsuring Lender with respect thereto.

     NOW THEREFORE, in consideration of the premises, the parties agree as follows:

          1. The Borrower acknowledges that the Coinsuring Lender, and any successor mortgagee under the Coinsured Mortgage Loan, in addition to its right to accelerate the Coinsured Mortgage Loan in the event of default under the Coinsured Mortgage Note or the Coinsured Mortgage, also has the right and obligation, when directed to do so by NYLIFE, to cancel the GNMA Guaranteed Securities, terminate the contract of coinsurance, and assign the Coinsured Note and Coinsured Mortgage to NYLIFE, even though the Coinsured Mortgage Note and the Coinsured Mortgage do not contain any provisions authorizing or referring to such an acceleration.

          2. The parties acknowledge that so long as the contract of coinsurance is in effect, in the absence of a default under the Coinsured Mortgage Note or the Coinsured Mortgage, the HUD coinsurance must be terminated on or before the Designated Date. In this regard, the Borrower has agreed to join in a request to HUD for a termination of the contract of coinsurance, and the Borrower has given NYLIFE an irrevocable power of attorney to execute such a request on the Borrower's behalf.

          3. The parties acknowledge that this Agreement shall not constitute an amendment to the Coinsured Mortgage Note and the Coinsured Mortgage, but shall constitute a confirmation to the Coinsuring Lender of the rights and powers of the Coinsuring Lender to cause the contract of insurance to be terminated when directed to do so by NYLIFE in accordance with the provisions of the Amended and Restated Agreement.

          4. This Agreement shall not amend or modify the rights of the Coinsuring Lender to accelerate the Coinsured Mortgage Loan pursuant to the terms of the Coinsured Mortgage Note and the Coinsured Mortgage as a result of or in connection with a default under the Coinsured Mortgage Note or the Coinsured Mortgage. This Agreement does not purport to be a complete or definitive restatement of the provisions of the Amended and Restated Agreement relating to acceleration of the Coinsured Mortgage Loan, cancellation of the GNMA Guaranteed Securities or


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termination of the contract of coinsurance, and shall not be deemed to amend or modify those provisions.

          5. This Agreement shall inure to the benefit of NYLIFE and its successors and assigns, as holder of the Amended and Restated Additional Interest Agreement.

          6. Nothing herein is intended to alter or conflict with the terms, conditions and provisions of the HUD regulations, handbooks, administrative requirements and lender notices in effect at the time of initial endorsement of the Coinsured Mortgage Note, or the documents required to be executed by Mortgagor in connection with initial endorsement of the Coinsured Mortgage Note; and to the extent that they do so, the HUD regulations, handbooks, administrative requirements, lender notices and documents shall control and this document shall be amended or deemed amended so as not to alter or conflict with the aforesaid regulations, notices or documents. This provision shall terminate and be void upon termination of HUD coinsurance of the Coinsured Mortgage Loan.



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     IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year hereinabove f first written.


                                        BORROWER:

                                        RICHLAND PROPERTIES, INC.


                                        By: /s/ Vahe M. Melkonian
                                           --------------------------------

                                        Name: Vahe M. Melkonian
                                             ------------------------------

                                        Title: Vice President
                                              -----------------------------


                                        COINSURING LENDER:

                                        RELATED MORTGAGE CORPORATION


                                        By: /s/ Bruce H. Brown
                                           --------------------------------

                                        Name: Bruce H. Brown
                                             ------------------------------

                                        Title: Vice President
                                              -----------------------------


                                        ACKNOWLEDGED AND AGREED TO:

                                        NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED
                                        PARTNERSHIP

                                        By:  NYLIFE Realty, Inc.,
                                             General Partner


                                             By: /s/ Kevin M. Micucci
                                                --------------------------------

                                             Name: Kevin M. Micucci
                                                  ------------------------------

                                             Title: Vice President
                                                   -----------------------------


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